     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 20, 2002
                                                      REGISTRATION NO. 333-83450
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                AMENDMENT NO. 3
                                       TO
                                    FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                              CROSS COUNTRY, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                7363                               13-4066229
  (State or other jurisdiction of         (Primary Standard Industrial                (I.R.S. Employer
   incorporation or organization)         Classification Code Number)              Identification Number)

                        6551 PARK OF COMMERCE BLVD, N.W.
                                   SUITE 200
                              BOCA RATON, FL 33487
                                 (561) 998-2232
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------

                               JOSEPH A. BOSHART
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              CROSS COUNTRY, INC.
                        6551 PARK OF COMMERCE BLVD, N.W.
                                   SUITE 200
                              BOCA RATON, FL 33487
                                 (561) 998-2232
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                          COPIES OF COMMUNICATIONS TO:

           STEPHEN W. RUBIN, ESQ.                               MICHAEL W. BLAIR, ESQ.
             PROSKAUER ROSE LLP                                 STEVEN J. SLUTZKY, ESQ.
                1585 BROADWAY                                    DEBEVOISE & PLIMPTON
        NEW YORK, NEW YORK 10036-8299                              919 THIRD AVENUE
               (212) 969-3000                                  NEW YORK, NEW YORK 10022
                                                                    (212) 909-6000

                         ------------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
As soon as practicable after the effective date of this registration statement.

                         ------------------------------

    If any securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits

    The following exhibits are filed herewith unless otherwise indicated

         NO.                                    DESCRIPTION
---------------------   ------------------------------------------------------------
        1.1             Form of Underwriting Agreement

        2.1             Cross Country Staffing Asset Purchase Agreement, dated
                        June 24, 1999, by and among W. R. Grace & Co.--Conn., a
                        Connecticut corporation, Cross Country Staffing, a Delaware general partnership, and the Registrant, a Delaware
                        corporation (incorporated by reference to Exhibit 2.1 of the
                        Company's registration statement on Form S-1, dated
                        July 11, 2001)

        2.2             Agreement and Plan of Merger, dated as of October 29, 1999, by and among the Registrant, CCTC Acquisition, Inc. and
                        Certain Stockholders of Cross Country Staffing, Inc and
                        TravCorps Corporation and the Stockholders of TravCorps
                        Corporation (incorporated by reference to Exhibit 2.2 of the
                        Company's registration statement on Form S-1, dated
                        July 11, 2001)

        2.3             Stock Purchase Agreement, dated as of December 15, 2000, by and between Edgewater Technology, Inc. and the Registrant
                        (incorporated by reference to Exhibit 2.3 of the Company's registration statement on Form S-1, dated July 11, 2001)

        3.1             Amended and Restated Certificate of Incorporation of the
                        Registrant (incorporated by reference to Exhibit 3.1 of the
                        Company's registration statement on Form S-1, dated
                        July 11, 2001)

        3.2             Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 of the Company's registration
                        statement on Form S-1, dated July 11, 2001)

        4.1 Form of specimen common stock certificate (incorporated by reference to Exhibit 4.1 of the Company's registration statement on Form S-1, dated October 22, 2001)

        4.2             Amended and Restated Stockholders Agreement, dated
                        August 23, 2001, among the Registrant, a Delaware corporation, the CEP Investors and the Investors
                        (incorporated by reference to Exhibit 4.2 of the Company's registration statement on Form S-1, dated July 11, 2001)

        4.3             Registration Rights Agreement, dated as of October 29, 1999, among the Registrant, a Delaware corporation, and the CEP
                        Investors and the MSDWCP Investors (incorporated by
                        reference to Exhibit 4.3 of the Company's registration
                        statement on Form S-1, dated July 11, 2001)

        4.4             Amendment to the Registration Rights Agreement, dated as of
                        August 23, 2001, among the Registrant, a Delaware
                        corporation, and the CEP Investors and the MSDWCP Investors
                        (incorporated by reference to Exhibit 4.4 of the Company's registration statement on Form S-1, dated July 11, 2001)

        4.5 Stockholders Agreement, dated as of August 23, 2001, among the Registrant, Joseph Boshart and Emil Hensel and the
                        Financial Investors (incorporated by reference to Exhibit
                        4.5 of the Company's registration statement on Form S-1, dated July 11, 2001)

         NO.                                    DESCRIPTION
---------------------   ------------------------------------------------------------
        5.1+            Opinion of Proskauer Rose LLP as to the legality of the
                        common stock being registered

       10.1             Employment Agreement, dated as of June 24, 1999, between
                        Joseph Boshart and the Registrant (incorporated by reference to Exhibit 10.1 of the Company's registration statement on
                        Form S-1, dated July 11, 2001)

       10.2             Employment Agreement, dated as of June 24, 1999, between
                        Emil Hensel and the Registrant (incorporated by reference to
                        Exhibit 10.2 of the Company's registration statement on
                        Form S-1, dated July 11, 2001)

       10.3             Employment Agreement termination, dated as of December 21,
                        2000, between Bruce Cerullo and the Registrant (incorporated by reference to Exhibit 10.3 of the Company's registration statement on Form S-1, dated July 11, 2001)

       10.4             Lease Agreement, dated April 28, 1997, between Meridian
                        Properties and the Registrant (incorporated by reference to
                        Exhibit 10.4 of the Company's registration statement on
                        Form S-1, dated July 11, 2001)

       10.5             Lease Agreement, dated October 31, 2000, by and between
                        Trustees of the Goldberg Brothers Trust, a Massachusetts
                        Nominee Trust and TVCM, Inc. (incorporated by reference to
                        Exhibit 10.5 of the Company's registration statement on Form S-1, dated July 11, 2001)

       10.6             222 Building Standard Office Lease between Clayton Investors
                        Associates, LLC and Cejka & Company (incorporated by
                        reference to Exhibit 10.6 of the Company's registration
                        statement on Form S-1, dated July 11, 2001)

       10.7+            Amended and Restated 1999 Stock Option Plan of the
                        Registrant

       10.8+            Amended and Restated Equity Participation Plan of the
                        Registrant

       10.9+            Third Amended and Restated Credit Agreement, dated as of
                        February 11, 2002, among the Registrant, the Lenders Party thereto, Salomon Smith Barney, Inc., as Arranger, Citicorp
                        USA, Inc. as Administrative Agent, Collateral Agent, Issuing
                        Bank and Swingline Lender, Bankers Trust Company, as
                        Syndication Agent, and Wachovia Bank, N.A., as Documentation
                        Agent

       10.10            Waiver and Amendment No. 1 dated as of May 3, 2001, to the
                        Credit Agreement dated as of July 29, 1999, as amended and restated as of December 16, 1999 and March 16, 2001 by and among the Registrant, the Lenders Party thereto, Salomon
                        Smith Barney, Inc., as Arranger, Citicorp USA, Inc. as
                        Administrative Agent, Collateral Agent, Issuing Bank and
                        Swingline Lender, Bankers Trust Company, as Syndication
                        Agent, and Wachovia Bank, N.A., as Documentation Agent
                        (incorporated by reference to Exhibit 10.10 of the Company's registration statement on Form S-1, dated July 11, 2001)

       10.11            Form of Subsidiary Guarantee Agreement, dated as of
                        December 16, 1999, among the Registrant's subsidiary
                        guarantors and Citicorp USA, Inc., as collateral agent for the Obligees (incorporated by reference to Exhibit 10.11 of the Company's registration statement on Form S-1, dated
                        July 11, 2001)

       10.12            Form of Security Agreement, dated as of July 29, 1999, as
                        amended and restated as of December 16, 1999 among the
                        Registrant and Citicorp USA, Inc. as collateral agent for
                        the Obligees (incorporated by reference to Exhibit 10.12 of the Company's registration statement on Form S-1, dated
                        July 11, 2001)

         NO.                                    DESCRIPTION
---------------------   ------------------------------------------------------------
       10.13            Form of Pledge Agreement, dated as of July 29, 1999, as
                        amended and restated as of December 16, 1999, among the
                        Registrant and Citicorp USA, Inc., as collateral agent for the Obligees (incorporated by reference to Exhibit 10.13 of the Company's registration statement on Form S-1, dated
                        July 11, 2001)

       10.14            Form of Indemnity, Subrogation and Contribution Agreement,
                        dated as of December 16, 1999, among the Registrant, the
                        subsidiaries of the Registrant and Citicorp USA, Inc., as
                        collateral agent for the Obligees (incorporated by reference to Exhibit 10.14 of the Company's registration statement on
                        Form S-1, dated July 11, 2001)

       21.1**           List of subsidiaries of the Registrant

       24.1+ Power of Attorney (included on signature page of the Registration Statement)

------------------------

    **  Previously filed and filed in revised form

    +  Previously filed

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Boca Raton, Florida, on the 20th day of March, 2002.

                                                       CROSS COUNTRY, INC.

                                                       By:            /s/ JOSEPH A. BOSHART
                                                            -----------------------------------------
                                                                        Joseph A. Boshart
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Each person whose signature appears below hereby constitutes and appoints Joseph A. Boshart and Emil Hensel, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all
(1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons, as of the 20th day of March, 2002, in the capacities indicated.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *                            President, Chief Executive Officer and
     -------------------------------------------       Director
                  Joseph A. Boshart                    (Principal Executive Officer)

                          *                            Chief Financial Officer and Director
     -------------------------------------------       (Principal Financial Officer and Principal
                     Emil Hensel                       Accounting Officer)

                          *
     -------------------------------------------       Director
                  Karen H. Bechtel

                          *
     -------------------------------------------       Director
                    W. Larry Cash

                          *
     -------------------------------------------       Director
                  Bruce A. Cerullo

                          *
     -------------------------------------------       Director
                  Thomas C. Dircks

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                          *
     -------------------------------------------       Director
                  A. Lawrence Fagan

                          *
     -------------------------------------------       Director
                   M. Fazle Husain

                          *
     -------------------------------------------       Director
                   Joseph Swedish

                          *
     -------------------------------------------       Director
                   Joseph Trunfio

By:                  /s/ JOSEPH A. BOSHART
            --------------------------------------
                       Joseph A. Boshart
                       Attorney-in-fact